TACTICAL BOND FUND CLASS A shares: CHYAX CLASS I shares: CHYOX 1-866-CMG-9456 www.cmgmutualfunds.com

Summary Prospectus August 29, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 29, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.cmgmutualfunds.com/prospectuses. You can also obtain these documents at no cost by calling 1-866-CMG-9456 or by sending an email request to OrderCMGFunds@geminifund.com.

Investment Objective: The Fund’s objective is to generate total returns over a complete market cycle through capital appreciation and income.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 33 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of the amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.40%	0.00%
Other Expenses	0.41%	0.41%
Acquired Fund Fees and Expenses(1)	0.38%	0.38%
Total Annual Fund Operating Expenses	2.14%	1.74%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$780	$1,206	$1,658	$2,905
Class I	$177	$548	$944	$2,052

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 1,413% of the average value of its portfolio.

1

Principal Investment Strategies: Under normal circumstances, the Fund invests (long or short) at least 80% of its assets in bond instruments (“80% investment policy”), directly or by investing in other mutual funds or exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) which invest primarily in high yield bonds and other high yield fixed income securities. The Fund defines bond instruments to include: (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities (“MBS”), (vi) asset-backed securities (“ABS”), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income options and (xi) other evidences of indebtedness. High yield fixed income securities are those that are rated below investment grade; i.e., rated lower than Baa3 or lower than BBB- by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”) respectively. The 80% investment policy can be changed without shareholder approval; however, shareholders would be given at least 60 days’ prior notice.

The Fund’s investment adviser (the “Adviser”) adjusts the Fund’s portfolio to obtain maximum total return (income and price appreciation) in up trending high yield bond markets and focuses on capital preservation in down trending price environments, in seeking to achieve the Fund’s objective of generating total returns over a complete market cycle (full periods of rising and falling interest rates from a bull market to bear market and back again). The Adviser utilizes its proprietary risk management “Asset Allocation Program” in managing the Fund. In down trending price environments, the Fund can also invest in put and call options as a means to protect (hedge) the portfolio’s high yield bond exposure and/or move its high yield bond exposure temporarily to cash or short-term cash equivalents in an attempt to mitigate market declines as well as lower portfolio volatility.

The Fund invests in fixed income securities that are sometimes referred to as “high yield” or “junk” bonds. The Fund defines high yield bonds as those rated lower than Baa3 by Moody’s or lower than BBB- by S&P, or determined to be of similar quality by the Fund’s Adviser. Such securities are considered speculative investments that carry greater risk of default. Because high yield bonds have a historically high correlation to equity markets, in particular to small cap stocks, the Fund may be indirectly exposed to the same risks as the stock market in general.

The Fund may hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment. The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. securities), Underlying Funds and derivative investments such as futures and options. Derivative investments may be used by the Adviser for hedging purposes or for speculative purposes. The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent trading of the Fund’s portfolio in pursuing the Fund’s investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

  Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.
  Derivatives Risk – The Fund may use derivatives (options) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
  Fixed Income Risk – The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
  High-Yield Bond Risk – Lower-quality bonds, known as “high yield” or “junk” bonds, are considered highly speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Market prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
2

  Leverage Risk – The use of leverage, such as borrowing money to purchase securities, will magnify the Fund’s gains or losses.
  Limited History of Operations Risk – The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate.
  Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.
  Management Style Risk – The Adviser’s judgment about the potential appreciation of a particular security or currency in which the Fund invests or calls it writes may prove to be incorrect.
  Non-Diversification Risk – The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
  Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities and derivatives held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund’s return. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
  Sector Risk – The Fund’s investments in a sector bear the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.
  Short Selling Risk – The Fund (and the Underlying Funds) may engage in short selling activities, which are more risky than “long” positions (purchases) because the cost of the replacement security or instrument is unknown.
  Underlying Funds Risk – Underlying Funds in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class I Share Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	1st Quarter 2015	1.83%
Worst Quarter:	3rd Quarter 2015	(3.00)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2016, was 2.68%.

3

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

	One Year	Since Inception (10/6/2014)
Class I Return before taxes	(1.94)%	(2.33)%
Class I Return after taxes on distributions	(3.29)%	(3.75)%
Class I Return after taxes on distributions and sale of Fund Shares	(1.08)%	(2.39)%
Barclays US Corporate High Yield Index	(4.47)%	(5.06)%

Investment Adviser: CMG Capital Management Group, Inc. is the Fund’s investment adviser.

Investment Adviser Portfolio Manager: Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital Management Group Inc., has served the Fund as a portfolio manager since its inception.

Purchase and Sale of Fund Shares: For Class A Shares, the minimum initial investment to open an account is $5,000 and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment to open an account is $15,000 and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.